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                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                      FORM 8-K

                                   CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported)    December 6, 1996
                                                       -----------------------

                          Physicians Resource Group, Inc.
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               (Exact name of registrant as specified in its charter)


            Delaware                    1-13778                76-0456864
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   (State or other jurisdiction       (Commission            (IRS Employer
        of incorporation)             File Number)         Identification No.)


         Three Lincoln Centre, Suite 1540, 5430 LBJ Freeway, Dallas, TX 75240
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              (Address of principal executive offices)          (Zip Code)



   Registrant's telephone number, including area code       (972) 982-8200
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ITEM 5.  OTHER EVENTS.

       On December 6, 1996, Physicians Resource Group, Inc., a Delaware corporation (the "Company"), gave the following notice by press release, which notice is being filed herewith in accordance with Rule 135c of the Securities Act of 1933, as amended:

                   PHYSICIANS RESOURCE GROUP, INC. ANNOUNCES
                       SALE OF $125 MILLION OF 6 PERCENT
                      CONVERTIBLE SUBORDINATED DEBENTURES

       Dallas, Tx. - December 6, 1996 -- Physicians Resource Group, Inc.
       (NYSE: PRG) today announced that it agreed to privately place $125 million aggregate principal amount of 6 percent convertible subordinated debentures due 2001. The debentures will be unsecured obligations, convertible into PRG common stock at a conversion price of $25.00 per share at any time after 60 days following issuance and subordinated to all present and future senior indebtedness of PRG. PRG has granted the initial purchasers of the debentures a 30-day option to purchase an additional $18,750,000 principal amount of the debentures to cover over-allotments, if any. The placement of the debentures is expected to close on December 11, 1996.

       PRG intends to use the net proceeds of the offering to repay bank indebtedness incurred in connection with acquisitions and for general corporate purposes, including the funding of potential future acquisitions.

       The debentures and the underlying common stock have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

       The debentures were offered within the United States only to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act) and institutional "accredited investors" (as defined in Rule 501 under the Securities Act) and outside the United States to certain persons in reliance upon Regulation S under the Securities Act.

       PRG is the nation's leading provider of physician practice management services to ophthalmic and optometric practices. PRG develops integrated eye care delivery systems through affiliations with locally prominent eye care practices in selected geographic markets across the United States. PRG acquires the operating assets of these practices and develops the practices into comprehensive eye care networks by providing management expertise, marketing, information systems, capital resources and ancillary services such as surgery centers and optical dispensaries.
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       This press release shall not constitute an offer to sell or the solicitation of an offer to buy the debentures or the underlying common stock.

       Further, on December 11, 1996, the Company consummated the private placement of $125 million aggregate principle amount of the debentures described in such press release.

ITEM 7.  EXHIBITS.


Exhibit No.                                Description
-----------                                -----------
       4.1    -      Restated Certificate of Incorporation of Physicians
                     Resource Group, Inc.(1)

       4.2    -      Certificate of Designations, Preferences, Rights and
                     Limitations of Class A Preferred Stock of Physicians
                     Resource Group, Inc.(1)

       4.3    -      Third Amended and Restated Bylaws of Physicians Resource
                     Group, Inc.(2)

       4.4    -      Form of Warrant Certificate(1)

       4.5    -      Rights Agreement dated as of April 19, 1996 between
                     Physicians Resource Group, Inc. and Chemical Mellon
                     Shareholder Services(3)

       4.6    -      Form of certificate evidencing ownership of Common Stock
                     of Physicians Resource Group, Inc.(1)

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       (1)    -      Previously filed as an exhibit to the Company's
                     Registration Statement on Form S-1 (No. 33-91440) and incorporated herein by reference.

       (2)    -      Previously filed as an exhibit to the Company's Annual
                     Report on Form 10-K for the year ended December 31, 1995, and incorporated herein by reference.

       (3)    -      Previously filed as an exhibit to the Company's
                     Registration Statement on Form S-1 (No. 333-3852) and
                     incorporated herein by reference.
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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           PHYSICIANS RESOURCE GROUP, INC.



Date:  December 13, 1996                   By:/s/ Richard J. D'Amico
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                                                  Richard J. D'Amico
                                                  Senior Vice President and
                                                  General Counsel